UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2024

NOW INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36325	46-4191184
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7402 North Eldridge Parkway
Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)

(281) 823-4700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	DNOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment of Certificate of Incorporation – Corporate Legal Name Change

On January 8, 2024, the Board of Directors (the “Board”) of NOW Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended and restated (the “Amended and Restated Certificate of Incorporation”) changing the Company’s corporate legal name from “NOW Inc.” to “DNOW Inc.” (the “Corporate Legal Name Change”) to be effective as of January 19, 2024. The Company filed the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State’s office, which will become effective as of January 19, 2024.

The Company’s Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1.

Amendment of Bylaws – Corporate Legal Name Change

The Board also approved conforming changes to the Company’s bylaws (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws will also become effective as of January 19, 2024.

The Company’s Amended and Restated Bylaws are filed as Exhibit 3.2.

Item 7.01	Regulation FD Disclosure.

The Company issued a press release announcing the Corporate Legal Name Change on January 9, 2024. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The disclosures set forth in this Item 7.01 and Exhibit 99.1 to this report are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

3.1	Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws

99.1	Press Release dated January 9, 2024 announcing the Corporate Legal Name Change

104	Cover Page Interactive Data File (embedded within the inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOW Inc.

Date: January 9, 2024	By:	/s/ Raymond W. Chang
	Name:	Raymond W. Chang
	Title:	Vice President & General Counsel